SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 24, 2003
Date of Report (Date of earliest event reported)

WESTPOINT STEVENS INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

0-21496 (Commission File Number)	36-3498354 (I.R.S. Employer Identification No.)

507 WEST TENTH STREET, WEST POINT, GEORGIA 31833
(Address of principal executive offices) (Zip Code)

(706) 645-4000
(Registrants’ telephone number, including area code)

SIGNATURE
EX-99.1 PRESS RELEASE
EX-99.2 PRESS RELEASE

Item 5.     Other Events and Regulation FD Disclosure.

On January 24, 2003, WestPoint Stevens Inc. issued a press release announcing that it had been informed by the New York Stock Exchange, Inc. (“NYSE”) that prior to the market opening on January 30, 2003, the NYSE would suspend trading of WestPoint Stevens Inc. common stock and thereafter commence proceedings with the Securities and Exchange Commission to delist the security.

On January 30, 2003, WestPoint Stevens Inc. issued a press release announcing that its common stock would be quoted on the Over-the-Counter Bulletin Board under the new ticker symbol “WSPT.”

Item 7.     Financial Statements, ProForma Financial Information and Exhibits.

(a)    Financial Statements of Businesses Acquired

Not applicable.

(b)    Pro Forma Financial Information

Not applicable.

(c)    Exhibits

Exhibit No.	Exhibit

99.1	Press release dated January 24, 2003.

99.2	Press release dated January 30, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WESTPOINT STEVENS INC. (Registrant)

	By:	/s/ Christopher N. Zodrow Christopher N. Zodrow Vice President and Secretary

Date: January 30, 2003

Exhibit Index

Exhibit (99.1)	Press release dated January 24, 2003.

Exhibit (99.2)	Press release dated January 30, 2003.